UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material under Rule 14a-12

LIGHTBRIDGE CORPORATION
(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

________________________________________

(2) Aggregate number of securities to which transaction applies:

________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________________________________________________________
(4) Proposed maximum aggregate value of transaction:

_______________________________________________
(5) Total fee paid:

____________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid: ____________________________________________________
(2)	Form, Schedule or Registration Statement No.: __________________________________
(3)	Filing Party: ______________________________________________________________
(4)	Date Filed: _______________________________________________________________

TABLE OF CONTENTS

LETTER TO STOCKHOLDERS FROM OUR CHAIRMAN

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	1

DIRECTORS AND EXECUTIVE OFFICERS	7

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	13

CORPORATE GOVERNANCE	13

Corporate Governance Guidelines	13

The Board and Committees of the Board	13

Governance Structure	14

The Board’s Role in Risk Oversight	14

Independent Directors	15

Audit Committee	15

Compensation Committee	16

Governance and Nominating Committee	16

Executive Committee	17

Code of Ethics	17

Stockholder Communication with the Board of Directors	17

EXECUTIVE COMPENSATION	17

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END	19

DIRECTOR COMPENSATION	19

CHANGES IN CONTROL	20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	21

TRANSACTIONS WITH RELATED PERSONS AND CONTROL PERSONS	22

PROPOSAL 1- ELECTION OF DIRECTORS	23

PROPOSAL 2- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS	27

PROPOSAL 3- ADVISORY VOTE ON EXECUTIVE COMPENSATION	29

STOCKHOLDER PROPOSALS, ANNUAL REPORT AND OTHER MATTERS	30

APPENDIX A- REPORT OF THE AUDIT COMMITTEE

PROXY

Lightbridge Corporation
1600 Tysons Boulevard, Suite 550
McLean, VA 22102 USA
571.730.1200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on June 19, 2014

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Lightbridge Corporation, a Nevada corporation (the “Company”), will be held on Thursday, June 19, 2014, at 11:00 a.m., local time, at the offices of Venable LLP located at 575 7th Street, NW Washington, DC 20004, USA for the following purposes:

1.

To elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the selection by the Audit Committee of Anderson Bradshaw PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;
3.	To approve, on an advisory basis, our executive compensation;
4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

If you owned our common stock at the close of business on April 21, 2014, you may attend and vote at the meeting.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Our 2013 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. You may vote your shares by either completing, signing and returning the accompanying proxy card or casting your vote via a toll-free telephone number or over the Internet.

Sincerely,

/s/Thomas Graham, Jr.
Thomas Graham, Jr.
Chairman and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON June 19, 2014

This Notice and Proxy Statement and our 2013 Annual Report are available online at http://www.edocumentview.com/LTBR

Lightbridge Corporation
1600 Tysons Boulevard, Suite 550
McLean, VA 22102 USA
571.730.1200
______________________

PROXY STATEMENT
______________________

The Board of Directors (“Board”) of Lightbridge Corporation, a Nevada corporation (the “Company,” “Lightbridge” or “we”) is furnishing this Proxy Statement and the accompanying proxy to you to solicit your proxy for the 2014 Annual Meeting of Stockholders (the “Meeting”). The Meeting will be held on Thursday, June 19, 2014, at 11:00 a.m., local time, at the offices of Venable LLP located at 575 7th Street, NW Washington, DC 20004, USA.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is this proxy statement?

You are receiving this proxy statement and our annual report because our Board is soliciting your proxy to vote your shares at the 2014 annual meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (SEC) and that is designed to assist you in voting your shares.

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will act upon the matters described in this proxy statement. These actions include the election of directors; ratification of the appointment of the independent registered public accounting firm (which we sometimes refer to as the “independent auditors”); and an advisory (that is, nonbinding) vote on executive compensation. An additional purpose of the annual meeting is to transact any other business that may properly come before the annual meeting and any and all adjournments or postponements of the annual meeting.

Who can attend the annual meeting?

All stockholders of record at the close of business on April 21, 2014, the record date, or their duly appointed proxies, may attend the annual meeting.

What proposals will be voted on at the annual meeting? Stockholders will vote on three proposals at the annual meeting:

  the election of directors;

  the ratification of Anderson Bradshaw PLLC as the Company’s independent auditors for the fiscal year ending December 31, 2014; and

  an advisory vote on executive compensation.

What are the Board’s recommendations? Our Board recommends that you vote:

  FOR election of the nominated directors;

  FOR ratification of Anderson Bradshaw PLLC as the Company’s independent auditors for the fiscal year ending December 31, 2014;

  FOR approval of the compensation of our named executive officers.

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the annual meeting. If any other matters properly come before the annual meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the annual meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to vote?

Only stockholders of record at the close of business on April 21, 2014, which we refer to as the record date, are entitled to notice of, and to vote at, the annual meeting. As of the record date, there were 15,071,536 shares of our common stock outstanding. Holders of common stock as of the record date are entitled to one vote for each share held for each of the proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, you are considered, with respect to those shares, the “stockholder of record.” This proxy and our Annual Report have been sent directly to you by us.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This proxy and the Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included in with your proxy materials.

How do I vote my shares?

Stockholders can vote in person at the annual meeting or by proxy. There are three ways to vote by proxy:

  By Telephone — Stockholders located in the United States can vote by telephone by calling the number listed on your enclosed proxy card and following the instructions;

  By Internet — You can vote over the Internet going to the link provided on your enclosed proxy card and following the instructions; or

  By Mail — You can vote by mail by signing, dating and mailing the enclosed proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EST) on June 18, 2014.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify how your shares should be voted for each of the proposals. If you grant a proxy without indicating your instructions, your shares will be voted as follows:

  FOR the election of the three nominees for director;

  FOR the ratification of Anderson Bradshaw PLLC as the Company’s independent auditors for the fiscal year ending December 31, 2014;

  FOR the approval of the compensation of our named executive officers.

You may revoke or change your proxy at any time before it is exercised by (1) delivering to us a signed proxy card with a date later than your previously delivered proxy, (2) voting in person at the Annual Meeting, (3) granting a subsequent proxy through the Internet or telephone, or (4) sending a written revocation to the Corporate Secretary. Your most current proxy card or telephone or Internet proxy is the one that is counted. Each share of common stock is entitled to one vote. The record date for determining stockholders entitled to notice of and to vote at the annual meeting is April 21, 2014. As of that date, there were 15,071,536 shares of our common stock outstanding.

What constitutes a quorum?

A quorum is the presence, in person or by proxy, of the holders of a majority of the shares of the common stock entitled to vote. A quorum is required for the transaction of business at the annual meeting. Under Nevada law, an abstaining vote and a “broker non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the annual meeting.

What is a “broker non-vote” and what is its effect on voting?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares does not have the authority to vote on the matter with respect to those shares. This is generally referred to as a “broker non-vote.” Proposal 2 (ratification of auditors) involves a matter that we believe will be considered routine. All other proposals involve matters that we believe will be considered non-routine. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided on your proxy card.

What is required to approve each item?

  For Proposal No. 1 (election of directors), each director must be elected by a majority of votes cast with respect to such director (i.e., the number of shares voted “for” a director nominee must exceed the number of votes “withheld” from that nominee). Abstentions and broker non-votes are not counted for purposes of the election of directors.

  For Proposal No. 2 (ratification of independent auditors) and Proposal No. 3 (advisory vote on executive compensation), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

  For any other matters on which stockholders are entitled to vote, the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. If stockholders hold their shares through a broker, bank or other nominee and do not instruct them how to vote, the broker may have authority to vote the shares for routine matters.

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

Our bylaws require that, in uncontested elections, each director be elected by the majority of votes cast with respect to such director. This means that the number of shares voted “for” a director nominee must exceed the number of votes “withheld” from that nominee in order for that nominee to be elected. Only votes “for” or “withheld” are counted as votes cast with respect to a director. Abstentions and broker non-votes will have no effect.

How will shares of common stock represented by properly executed proxies be voted?

All shares of common stock represented by proper proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you submit an executed proxy, but do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations as set forth herein. In addition, if any other matters properly come before the annual meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the annual meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Can I change my vote or revoke my proxy?

Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

  submitting a written notice of revocation of your proxy by mail to:

  Lightbridge Corporation
  1600 Tysons Boulevard, Suite 550
  McLean, VA 22102
  Attention: Corporate Secretary,

  submitting a properly signed proxy card bearing a later date to the address immediately above,

  voting over the Internet or by telephone per the instruction included herein, or voting in person at the annual meeting.

What does it mean if I receive more than one Proxy?

If your shares are registered under different names or are in more than one account, you may receive more than one set of proxy materials. To ensure that all your shares are voted, please vote by telephone or through the Internet using each personal identification number you are provided, or complete, sign and date the multiple proxy cards relating to your multiple accounts. We encourage you whenever possible to have all accounts registered in the same name and address. You can accomplish this by contacting our transfer agent, Computershare Trust Company at (800) 962-4284.

Who paid for this proxy solicitation?

The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies is borne by us.

How do I learn the results of the voting at the annual meeting?

Preliminary results will be announced at the annual meeting. Final results will be published in a Current Report on Form 8-K filed with the SEC within four business days of the annual meeting.

How are proxies solicited?

In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock.

What is “householding?”

“Householding” means that we deliver a single set of proxy materials when requested to households with multiple stockholders, provided certain conditions are met. Householding reduces our printing and mailing costs.

If you or another stockholder of record sharing your address would like to receive an additional copy of the proxy materials, we will promptly deliver it to you upon your request in one of the following manners:

  by sending a written request by mail to:

Lightbridge Corporation
1600 Tysons Boulevard, Suite 550
McLean, VA 22102
Attention: Corporate Secretary

  by calling our Corporate Secretary, at 571-730-1200.

If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting our Corporate Secretary as indicated above.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving stockholder communications in print form.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact our Corporate Secretary:

  by mail, to:

Lightbridge Corporation
1600 Tysons Boulevard, Suite 550
McLean, VA 22102
Attention: Corporate Secretary

  by telephone, at 571-730-1200.

Directors and Executive Officers

Set forth below are the names of our current directors, executive officers and significant employees, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

		Position with the	Term as Director of
Name	Age	Company	Company
Seth Grae	51	President, CEO and Director	April 2006 – Present
Thomas Graham, Jr.	80	Chairman and Corporate Secretary	April 2006 – Present
Victor E. Alessi	74	Director	August 2006 – Present
Kathleen Kennedy Townsend	62	Director	October 2013 – Present
Daniel B. Magraw	67	Director	October 2006 – Present
James Guerra	61	Chief Operating Officer, Chief Financial Officer and Treasurer	-
Andrey Mushakov	37	Executive Vice President – International Nuclear Operations	-

Name	Position with the Company and Principal Occupations

Seth Grae

Mr. Grae was named the Chief Executive Officer and President of the Company on March 17, 2006 and, effective April 2, 2006, became a director of the Company. Seth Grae has led the development and implementation of Lightbridge’s business efforts to develop and deploy advanced nuclear fuel technologies and to provide comprehensive advisory services based on safety, non-proliferation, and transparency for emerging commercial nuclear power programs.

Mr. Grae is a member of the Civil Nuclear Trade Advisory Committee to the U.S. Secretary of Commerce and he is a member of the Nuclear Energy Institute's Suppliers Advisory Committee. He is also a member of the Dean’s Advisory Council at the Washington College of Law at American University. Mr. Grae has served as Vice Chair of the Governing Board of the Bulletin of the Atomic Scientists and as Co-Chair of the American Bar Association’s Arms Control and Disarmament Committee. He has also been a member of the Board of Directors of the Lawyers Alliance for World Security. Mr. Grae reviews the work of the Company’s principal financial and accounting officers on significant matters related to the Company’s financial position and results of operations, and the presentation of its financial statements.

Thomas Graham, Jr.

Ambassador Graham became a director of the Company on April 2, 2006, and chairman of the Board on April 4, 2006. Ambassador Graham served as a member of the board of directors of Thorium Power, Inc., from 1997 until the merger with the Company. He is one of the world’s leading experts on nuclear non- proliferation and has served as a senior U.S. diplomat involved in the negotiation of every major international arms control and non-proliferation agreement involving the United States during the period from 1970 to 1997, including the Strategic Arms Limitations Talks (the Interim Agreement on Strategic Offensive Arms, the Anti- Ballistic Missile Treaty, and the Salt II Treaty), the Strategic Arms Reduction Talks (the Start I Treaty and the Start II Treaty), the Intermediate Nuclear Forces Treaty, the Nuclear Non- Proliferation Treaty Extension, the Conventional Armed Forces in Europe Treaty, and the Comprehensive Test Ban Treaty. In 1993, Ambassador Graham served as the Acting Director of the U.S. Arms Control and Disarmament Agency (ACDA), and for seven months in 1994 served as the Acting Deputy Director. From 1994 through 1997, he served as the Special Representative of the President of the United States for Arms Control, Non-Proliferation and Disarmament with the rank of Ambassador, and in this capacity successfully led U.S. government efforts to achieve the permanent extension of the Nuclear Non-Proliferation Treaty in 1995. He also served for 15 years as the general counsel of ACDA.

Ambassador Graham worked on the negotiation of the Chemical Weapons Convention and the Biological Weapons Convention. He drafted the implementing legislation for the Biological Weapons Convention and managed the Senate approval of the ratification of the Geneva Protocol banning the use in war of chemical and biological weapons. In 2009, Mr. Graham was appointed as a member of the International Advisory Board for the nuclear program of the United Arab Emirates. He is also Chairman of the Board of CanAlaska Uranium Ltd. of Vancouver, Canada (TSX: CVV) a uranium exploration company. In addition, he was Chairman of Mexco Energy Inc. (NYSEMKT: MXC) during the last five years, resigning in 2011. Ambassador Graham received an A.B. in 1955 from Princeton and a J.D. in 1961 from Harvard University. He is a member of the Kentucky, the District of Columbia and the New York Bar Associations and is a member of the Council on Foreign Relations. He chaired the Committee on Arms Control and Disarmament of the American Bar Association from 1986-1994. Ambassador Graham received the Trainor Award for Distinction in Diplomacy from Georgetown University in 1995 and the World Order Under Law award from the International Law Section of the American Bar Association in 2007. He has taught at a number of universities as an adjunct professor including the University of Virginia Law School, Georgetown University Law Center, Georgetown University School of Foreign Service, the University of Washington, The University of Tennessee, and Stanford University. He has published six books, the most recent being “Unending Crisis” in 2012.

Victor E. Alessi

Dr. Alessi became a director of the Company on August 23, 2006. Dr. Victor E. Alessi, who holds a Ph.D. in nuclear physics, is President Emeritus of the United States Industry Coalition (“USIC”), an organization dedicated to facilitating the commercialization of technologies of the New Independent States (“NIS”) of the former Soviet Union through cooperation with its members. He has held such position since August 1, 2006; prior to becoming President Emeritus, Dr. Alessi held the positions of CEO and President of USIC since 1999. Previously, he was President of DynMeridian, a subsidiary of DynCorp, specializing in arms control, non-proliferation, and international security affairs. Before joining DynMeridian in early 1996, Dr. Alessi was the Executive Assistant to the Director, U.S. Arms Control and Disarmament Agency (“ACDA”). At ACDA he resolved inter-bureau disputes, and advised the director on all arms control and non-proliferation issues. Dr. Alessi served as Director of the Office of Arms Control and Non-proliferation in the Department of Energy (“DOE”) prior to his work at ACDA, overseeing all DOE arms control and non-proliferation activities. As a senior DOE representative, Dr. Alessi participated in U.S. efforts that led to successful conclusion of the Intermediate Nuclear Forces (INF), Conventional Forces in Europe, Threshold Test Ban, Peaceful Nuclear Explosions, Open Skies, Strategic Arms Reductions Talks Treaties and the Chemical Weapons Convention. In this role, he was instrumental in implementing the U.S. unilateral nuclear initiative in 1991 and was a member of the U.S. delegation discussing nuclear disarmament with Russia and other states of the former Soviet Union. He was in charge of DOE’s support to the U.N. Special Commission on Iraq, to the Nunn-Lugar Initiative, and represented DOE in discussions on the Comprehensive Test Ban (“CTB”) with the other nuclear weapons states before the CTB negotiations began in Geneva in 1994. Dr. Alessi served as the U.S. board member to the International Science and Technology Center in Moscow since its founding in 1992 until 2011. He is also the former U.S. board member to the Science and Technology Center in Ukraine. Dr. Alessi is a 1963 graduate of Fordham University, where he also earned a licentiate in Philosophy (Ph.L.) in 1964. He studied nuclear physics at Georgetown University, receiving his M.S. in 1968 and Ph.D. in 1969.

Kathleen Kennedy Townsend

Ms. Townsend became a director of the Company in October 2013. Ms. Townsend has a long history of accomplishment in the public arena, and for the last decade has in the private sector. She has been a Managing Director at the Rock Creek Group, an investment management company since 2007. Ms. Townsend also serves on the board of directors for the Pension Rights Center (a nonprofit consumer advocacy organization), NewTower Trust Company (a non-depository trust company that provides fiduciary and trustee services to the Multi-Employer Property Trust (MEPT), an open-end commingled real estate equity fund), and CanAlaska Uranium Ltd. (TSX: CVV) (a Canadian uranium exploration company).

As the State of Maryland’s first woman Lt. Governor, Ms. Townsend was in charge of a multimillion dollar budget and had oversight of major cabinet departments, including Economic Development and Transportation, State Police, Public Safety and Correction and Juvenile Justice. Prior to being elected Lt. Governor, Ms. Townsend served as Deputy Assistant Attorney General of the United States. In that role, she led the planning to put 100,000 police officers into the community and she ignited the Police Corps, a program to give college scholarships to young people who pledge to work as police officers for four years after graduation.

Prior to serving at the Department of Justice, Ms. Townsend spent seven years as the founder and director of the Maryland Student Service Alliance where she led the fight to make Maryland the first—and only—state to make service a graduation requirement.

She has been appointed Special Advisor at the Department of State, a Research Professor at the McCourt School of Public Policy at Georgetown University, where she focuses on retirement security. She is a Woodrow Wilson Fellow. She taught foreign policy at the University of Pennsylvania and the University of Maryland, Baltimore County and has been a visiting Fellow at the Kennedy School of Government at Harvard. In the mid-1980s, she founded the Robert F. Kennedy Human Rights Award.

She chairs Center for Popular Democracy which builds the strength and capacity of democratic organizations. She also serves on the boards of the Center for American Progress, Institute for Contemplative Practice, and New Tower Trust. Ms. Townsend is also a member of the Council of Foreign Relations and the Inter-American Dialogue. For the last eight years she has been Vice-Chair of the Future of Science conference held in Venice Italy and for the last four years Vice-Chair of Science for Peace held in Milan.

Ms. Townsend has chaired the Institute of Human Virology founded by Dr. Robert Gallo, which treats over 700,000 patients in Africa as part of the PEPFAR program, has chaired the Robert Kennedy Memorial and has been on the Board of Directors of the John F Kennedy Library Foundation. Previously, she served on a number of boards including the Export-Import Bank, Johns Hopkins School of Advanced International Studies (SAIS), the Wilderness Society, the Points of Light Foundation, the National Catholic Reporter and the Institute for Women’s Policy Research, and the Baltimore Urban League.

An honors graduate of Harvard University, Ms. Townsend received her law degree from the University of New Mexico where she was a member of the law review. She has received fourteen honorary degrees. A member of the bar in Maryland, Connecticut and Massachusetts, she is also a certified broker-dealer.

Ms. Townsend’s book, Failing America’s Faithful: How Today’s Churches Mixed God with Politics and Lost Their Way has been published by Warner Books in March 2007.

Daniel B. Magraw

Mr. Magraw became a director of the Company on October 23, 2006. Mr. Magraw is a leading expert on international environmental law and policy. Mr. Magraw is a Fellow and Professorial Lecturer at the Foreign Policy Institute at Johns Hopkins School of Advanced International Studies (SAIS) and President Emeritus of the Center for International Environmental Law (CIEL). Mr. Magraw was the President and CEO of CIEL from 2002-2010. From 1992-2001, he was Director of the International Environmental Law Office of the U.S. Environmental Protection Agency. He was a member of the Trade and Environment Policy Advisory Committee to the Office of the U.S. Trade Representative (TEPAC), chairs the American Bar Association (ABA) Section of International Law’s Task Force on Magna Carta, serves as a consultant to the United Nations, was a former member of the U.S. Department of State Study Group on International Business Transactions, was Chair of the 15,000-member Section of International Law and Practice of the ABA and is a member of the International Panel of Arbitrators of the American Arbitration Association. He practiced international law, constitutional law, and bankruptcy law at Covington & Burling in Washington, DC from 1978-1983. Mr. Magraw is a widely-published author in the field of international environmental law. He is a graduate of Harvard University and the University of California, Berkeley Law School. While working as an economist for the Peace Corps in India from 1968 to 1972, Magraw helped develop and managed the largest and most successful cooperative of its type (wholesale, retail, furniture manufacturing and food processing) in India. Since 1996, Mr. Magraw has been a member of the board of directors of Thorium Power, Inc., which is now a wholly-owned subsidiary of the Company.

James Guerra

Mr. Guerra is Chief Operating Officer, Chief Financial Officer, and Executive Vice President of the Lightbridge Corporation. A seasoned financial executive, Mr. Guerra’s experience encompasses domestic and international markets in several industries, including nuclear energy. Before joining Lightbridge in 2007, Mr. Guerra was Chief Financial Officer of Exelon Business Services Corporation, the corporate and support unit of Exelon—the largest owner/operator of nuclear power plants in the United States. He is also the former Vice President of Business Operations and Controller of Exelon Nuclear. At Exelon, Mr. Guerra was an integral member of the financial team that engineered one of the most significant turnarounds in the history of nuclear energy, leading the company’s nuclear fleet from the lower quartile of performance to the top of the industry.

Along with expert knowledge of financial systems, Mr. Guerra has extensive managerial experience. He is a past vice president of finance of the Mexico City-based Grupo Dina, North America’s largest producer of motor coaches and bus components, where he was primarily responsible for the company’s financial restructuring into a U.S. holding company, a feat Merrill Lynch described as a “ground-breaking transformation.” Mr. Guerra has also served in senior financial management positions with AT&T, Citigroup, and Beatrice Companies. His areas of expertise include business planning, restructuring, merger integration, acquisition strategies, capital structure, and capital market instruments (private placements, bank revolving credits, term loans, high-yield bonds, and equity offerings, for example). He is a member of the President’s Circle and Arts & Letters Advisory Council at the University of Notre Dame.

Mr. Guerra earned a B.A. in economics from the University of Notre Dame and an M.M. in accounting/finance from the Kellogg School of Management of Northwestern University. He is also a licensed CPA in the state of Illinois.

. 11

Andrey Mushakov

Dr. Mushakov became the Executive Vice President- International Nuclear Operations of the Company on July 27, 2006 and he oversees the nuclear fuel technology division of Lightbridge Corporation. Dr. Mushakov has been with Lightbridge since 2000. In 2009, he led Lightbridge’s efforts to establish its Russian branch office in Moscow and currently oversees its operations. He also acts as the primary liaison between Lightbridge Corporation and various Russian nuclear organizations, including Russian State Corporation “Rosatom”, TVEL, MSZ Electrostal, OKBM, Kurchatov Institute, and other Russian entities. Dr. Mushakov was instrumental in negotiating Lightbridge’s collaborative agreements with AREVA, the world’s largest nuclear energy firm, to investigate the use of thorium fuel in light water reactors and directing successful execution of the consulting projects thereunder in 2009-2010. Dr. Mushakov has been a featured speaker at international conferences and panels on nuclear fuel technology, including the Wharton Energy Conference and the World Nuclear Fuel Cycle Conference. Before joining Lightbridge, Dr. Mushakov worked in commercial bank oversight and corporate finance in the banking and construction sectors in Russia. Dr. Mushakov earned a Ph.D. in economics from St. Petersburg State University of Economics and Finance, an M.S. in management from Hult International Business School, and a B.S. in banking and finance from the Financial University under the Government of Russia.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors, executive officers and stockholders who own more than ten percent of the outstanding Common Stock of the Company to file with the SEC and NASDAQ reports of ownership and changes in ownership of voting securities of the Company and to furnish copies of such reports to us.

Based solely on a review of the copies of such forms received by the Company, we believe that with respect to the year ended December 31, 2013, the Company’s directors, officers and more than ten-percent stockholders timely filed all such required forms with the exception of the initial statement of beneficial ownership on Form 3 for Kathleen Kennedy Townsend that was filed late on April 17, 2014, in connection with her appointment to the Board on October 1, 2013, for 6,320 shares of stock that she owned, and 16,667 stock options that were granted to her by the Company prior to her service on our Board, which commenced October 1, 2013.

CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote stockholder value and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on the Company’s website www.ltbridge.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting the Corporate Secretary, Lightbridge Corporation, 1600 Tysons Boulevard, Suite 550, McLean, Virginia 22102 USA.

The Board and Committees of the Board

The Company is governed by the Board that currently consists of five members: Seth Grae, Thomas Graham, Victor Alessi, Kathleen Kennedy Townsend, and Daniel Magraw. The Board has established four Committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee and the Executive Committee. Each of the Audit Committee, Compensation Committee and Nominating and Governance Committee are comprised entirely of independent directors. From time to time, the Board may establish other committees. The Board met four times in 2013. The Board has adopted a written charter for each of its committees which are available on the Company’s website www.ltbridge.com. Printed copies of these charters may be obtained, without charge, by contacting the Corporate Secretary, Lightbridge Corporation, 1600 Tysons Boulevard, Suite 550, McLean, Virginia 22102 USA.

Governance Structure

The Company has chosen to separate the roles of the Chairman of the Board and the Chief Executive Officer, though our current Chairman, Thomas Graham, Jr., is a member of the Company’s executive management. We have chosen to implement such a governance structure to allow our Chief Executive Officer the ability to focus the majority of his time and efforts on the day to day operations of the Company. We believe that this governance structure has served the Company’s shareholders well over the years.

We encourage our shareholders to learn more about our Company’s governance practices at our website, www.ltbridge.com.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board, Board committees and individual Directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

The Board implements its risk oversight function both as a whole and through committees. Much of the work is delegated to various committees, which meet regularly and report back to the full Board. All committees play significant roles in carrying out the risk oversight function. In particular:

  The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and the Company’s ethics programs, including the Code of Business Conduct. The Audit Committee members meet separately with representatives of the independent auditing firm.

  The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Independent Directors

In considering and making decisions as to the independence of each of the directors of the Company, the Board considered transactions and relationships between the Company (and its subsidiaries) and each director (and each member of such director’s immediate family and any entity with which the director or family member has an affiliation such that the director or family member may have a material indirect interest in a transaction or relationship with such entity). The Board has determined that the following members of the Board are independent as defined in applicable SEC and NASDAQ rules and regulations, and that each constitutes an “Independent Director” as defined in NASDAQ Marketplace Rule 5605, and that such members constitute a majority of the entire Board: Mr. Alessi, Ms. Kennedy Townsend, and Mr. Magraw.

Audit Committee

Our Audit Committee consists of Messrs. Alessi and Magraw and Ms. Kennedy Townsend, each of whom is “independent” as that term is defined under the Nasdaq listing standards. The Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. Ms. Kennedy Townsend replaced Mr. Jack Ladd as our Audit Committee financial expert as that term is defined by the applicable SEC rules, as of October 1, 2013. The Audit Committee is responsible for, among other things:

  selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;

  reviewing with our independent auditors any audit problems or difficulties and management’s response;

  reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S- K under the Securities Act of 1933, as amended;

  discussing the annual audited financial statements with management and our independent auditors;

  reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;

  annually reviewing and reassessing the adequacy of our Audit Committee charter;

  meeting separately and periodically with management and our internal and independent auditors; and

  reporting regularly to the full Board ; and

  such other matters that are specifically delegated to our Audit Committee by our Board from time to time.

All members of the Audit Committee met by telephone or in person four times during the fiscal year ended December 31, 2013.

The Report of the Audit Committee regarding the audited financials statements of the Company for the fiscal year ended December 31, 2013 is located on Appendix A to this Proxy Statement.

Compensation Committee

Our Compensation Committee consists of Messrs. Alessi and Magraw and Ms. Kennedy Townsend who replaced Mr. Jack Ladd as of October 1, 2013, each of whom is “independent” as that term is defined under the Nasdaq listing standards. Our Compensation Committee assists the Board in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. Our chief executive officer, and our chief operating officer and chief financial officer, may not be present at any committee meeting during which his compensation is deliberated. The Compensation Committee is responsible for, among other things:

  approving and overseeing the compensation package for our executive officers;

  reviewing and making recommendations to the Board with respect to the compensation of our directors;

  reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives, and setting the compensation level of our chief executive officer based on this evaluation; and

  reviewing periodically and making recommendations to the Board regarding any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

The Compensation Committee has sole authority to retain and terminate outside counsel, compensation consultants retained to assist the Compensation Committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other experts or consultants, as it deems appropriate, including sole authority to approve the firms' fees and other retention terms. The Compensation Committee may also form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee. The Compensation Committee may from time to time seek recommendations from the executive officers of the Company regarding matters under the purview of the Compensation Committee, though the authority to act on such recommendations rests solely with the Compensation Committee.

Our Compensation Committee met one time during the fiscal year ended December 31, 2013. All members were in attendance. Ms. Kathleen Kennedy Townsend did not attend as her term of service did not begin until October 1, 2013. That meeting was attended by her predecessor, Mr. Jack Ladd.

Governance and Nominating Committee

Our Governance and Nominating Committee consists of Messrs. Alessi and Magraw, and Ms. Kennedy Townsend who replaced Mr. Jack Ladd on October 1, 2013, each of whom is “independent” as that term is defined under the NASDAQ listing standards. The Governance and Nominating Committee assists the Board of directors in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. The Governance and Nominating Committee is responsible for, among other things:

  identifying and recommending to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy;

  reviewing annually with the Board the current composition of the Board in light of the characteristics of independence, age, skills, experience and availability of service to us;

  identifying and recommending to the Board the directors to serve as members of the Board’s committees; and

  monitoring compliance with our code of business conduct and ethics.

Our Governance and Nominating Committee does not have a specific policy with regard to the consideration of candidates recommended by stockholders, however any nominees proposed by our stockholders will be considered on the same basis as nominees proposed by the Board. If you or another stockholder want to submit a candidate for consideration to the Board, you may submit your proposal to our Corporate Secretary:

  by sending a written request by mail to:

Lightbridge Corporation
1600 Tysons Boulevard, Suite 550
McLean, VA 22102
Attention: Corporate Secretary

  by calling our Corporate Secretary, at 571-730-1200.

Our Governance and Nominating Committee met one time during the fiscal year ended December 31, 2013. All members attended that meeting. Mr. Jack Ladd was serving as director on the Board at the time that the meeting was held.

Executive Committee

Our Executive Committee consists of Messrs. Alessi, Grae and Graham. The Executive Committee of the Company exercises the power of the Board between regular meetings of the Board and when timing is critical. The Executive Committee also assists the Board in fulfilling its oversight responsibility with respect to management-level staff, outside service providers and third party vendors.

Code of Ethics

The Board has adopted a Code of Business and Ethics that applies to the Company’s directors, officers and employees. A copy of this policy is available via our website at http://ir.ltbridge.com/corporate-governance.cfm. Printed copies of our Code of Ethics may be obtained, without charge, by contacting the Corporate Secretary, Lightbridge Corporation, 1600 Tysons Boulevard, Suite 550, McLean, Virginia 22102 USA. During the fiscal year ended December 31, 2013, there were no waivers of our Code of Ethics.

Stockholder Communication with the Board of Directors

Stockholders may communicate with the Board, including non-management directors, by sending a letter to our Board, c/o Corporate Secretary, Lightbridge Corporation, 1600 Tysons Boulevard, Suite 550, McLean, Virginia 22102 USA for submission to the Board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or his designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the chairman of the Board, the appropriate committee or the specific director, as applicable.

EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named executive officers for services rendered in all capacities during the noted periods. No other named executive officers received total annual salary and bonus compensation in excess of $100,000.

Summary Compensation Table

Name and				Stock	Option	All Other
Principal		Salary	Bonus	Awards	Awards	Compensation	Total
Position	Year	($)	($)(3)	($)	($)	($) (1)	($)
Seth Grae	2013	412,290				21,146	433,436
CEO, President and	2012	412,290	107,711			20,102	540,103
Director

Thomas Graham,	2013	178,833				245	179,078
Jr. Chairman (2)	2012	178,833				2,812	181,645

James Guerra	2013	277,686				18,751	296,437
CFO and COO	2012	277,686	72,545			21,414	371,645

(1)	The heading "All Other Compensation" includes life insurance, disability insurance, medical insurance and dental insurance.

(2)	Though his official title is Chairman of the Board of Directors, Mr. Graham is considered to be an executive officer of the Company.

(3)

The amount of bonus earned in 2013 is not calculable and we expect the bonus amount, if any, is to be determined by the end of 2014. Such amount, when finally determined, will be disclosed in a filing under Item 5.02(f) of Form 8-K.

Narrative disclosure to summary compensation table

On February 14, 2006, the Company entered into an employment agreement with Seth Grae. Mr. Grae is also eligible to receive raises and discretionary bonuses, as well as stock based compensation over the term of the agreement. As of March 16, 2011, Mr. Grae's salary was increased to an annual salary of $412,290. For 2012, Mr. Grae earned a bonus in the amount of $107,711, and that amount was paid to him in 2012.

On March 19, 2011, the Compensation Committee of the Board granted to Mr. Grae 12,568 shares of the Company's common stock as part of its annual equity compensation to employees, which vest 1/3 on each anniversary of the grant date, over three years. Additionally on March 19, 2011, the Compensation Committee granted to Mr. Grae a non-qualified stock option for the purchase of 42,604 shares of the common stock of the Company, at an exercise price of $5.53 per share.

Upon termination by the Company other than for cause, Mr. Grae will receive severance payments equal to his base salary at the time of termination for twelve months, payable in installments in accordance with the Company’s normal payroll practices.

On August 1, 2007, the Company entered into an employment agreement with Mr. Graham. Pursuant to the agreement, Mr. Graham earns an annual salary in the amount of $178,833.

On April 11, 2011, the Compensation Committee of the Board granted to Mr. Graham 3,229 shares of the Company's common stock with a fair market value of $17,500, which vested over six months and on May 5, 2011, the Compensation Committee of the Board granted to Mr. Graham 6,987 shares of the Company's common stock with a fair market value of $35,000, which vest over one year.

On October 23, 2007, the Company entered into an employment agreement with Mr. Guerra. Mr. Guerra is also eligible to receive raises and discretionary bonuses, as well as stock based compensation over the term of the agreement. On March 16, 2011, Mr. Guerra's salary was increased from $269,598 to $277,686. For 2012, Mr. Guerra earned a bonus in the amount of $72,545, and that amount was paid to him in 2012.

On March 19, 2011, the Compensation Committee of the Board granted to Mr. Guerra 7,912 shares of the Company’s common stock as part of its annual equity compensation to employees, which vest 1/3 on each anniversary of the grant date, over three years. Additionally on March 19, 2011, the Compensation Committee granted to Mr. Guerra a non-qualified stock option for the purchase of 26,819 shares of the common stock of the Company, at an exercise price of $5.53 per share.

Upon termination by the Company other than for cause, Mr. Guerra will receive severance payments equal to his base salary at the time of termination for twelve months, payable in installments in accordance with the Company’s normal payroll practices.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth all outstanding equity awards to our named executive officers as of December 31, 2013. The market value of all restricted stock awards is based on the closing price of our common stock as of December 31, 2013 ($1.45) .

	Option Awards					Stock Awards
								Equity	Equity
								Incentive	Incentive
								Plan	Plan
								Awards:	Awards:
						Number		Number	Market or
			Equity			of		of	Payout
			Incentive			Shares		Unearned	Value of
			Plan			or Units		Shares,	Unearned
			Awards:			of	Market	Units or	Shares,
	Number of	Number of	Number of			Stock	Value of	Other	Units or
	Securities	Securities	Securities			That	Shares or	Rights	Other
	Underlying	Underlying	Underlying	Option		Have	Units of	That	Rights
	Unexercised	Unexercised	Unexercised	Exercise	Option	Not	Stock That	Have Not	That Have
	Options (#)	Options (#)	Unearned	Price	Expiration	Vested	Have Not	Vested	Not
Name	Exercisable	Unexercisable	Options (#)	($)	Date	(#)(1)	Vested ($) (1)	(#)	Vested ($)
		(1)

Seth	240,000	—	—	$23.85	02/14/16	—	—	—	—
Grae,	36,311	—	—	$10.50	12/05/17	—	—	—	—
President,	166,667	—	—	$13.50	12/05/15	—	—	—	—
CEO and	112,868	—	—	$5.70	07/14/19	—	—	—	—
Director	66,638	—	—	$8.65	03/11/20	—	—	—	—
	28,403	14,201	—	$5.53	03/19/21	4,189	$6,074	—	—

Thomas	50,000	—	—	$14.70	07/27/16	—	—	—	—
Graham
Chairman and	9,615	—	—	$10.50	12/05/17	—	—	—	—
Corporate	50,000	—	—	$8.10	07/05/17	—	—	—	—
Secretary

James	33,334	—	—	$7.05	10/29/17	—	—	—	—
Guerra,	1,863	—	—	$10.50	12/05/17	—	—	—	—
CFO,	32,942	—	—	$5.70	07/14/19	—	—	—	—
COO	19,449	—	—	$8.65	03/11/20	—	—	—	—
	17,879	8,940	—	$5.53	03/19/2021	2,637	$3,824	—	—

(1)	All unexercisable options and unvested shares vested and became exercisable on March 19, 2014.

Narrative to outstanding equity awards table

See the narrative to the summary compensation table above.

Director Compensation

The following table sets forth certain information concerning the compensation paid to our directors for services rendered to us during the fiscal year ending December 31, 2013. Neither Mr. Grae nor Mr. Graham were compensated for their service as directors in 2013. Kathleen Kennedy Townsend replaced Jack Ladd as a director and Audit Committee Chairman on October 1, 2013.

	Fees Earned or
	Paid in Cash	Stock Awards	Option Awards	Total
Name	($)	($)	($)	($)
Victor Alessi	$30,400			$30,400
Jack Ladd	$24,000			$24,000
Daniel Magraw	$30,400			$30,400
Kathleen Kennedy Townsend	$8,000			$8,000

(1)

Each of Messrs. Alessi, Ladd and Magraw individually had an aggregate of 19,461 option awards outstanding as of December 31, 2013. Kathleen Kennedy Townsend had 16,667 option awards outstanding as of December 31, 2013, which were earned during her previous service on our Strategic Advisory Committee, a committee that was created to advise our President and CEO on strategic matters. The Strategic Advisory Committee ceased to exist in 2012.

Narrative to director compensation table

We currently have three independent, non-employee directors: Victor Alessi, Kathleen Kennedy Townsend, who replaced Jack Ladd on October 1, 2013, and Daniel Magraw. Mr. Alessi became a director of the Company on August 21, 2006. Pursuant to the Independent Director Contract between Mr. Alessi and the Company, Mr. Alessi receives $30,400 in cash per year for acting as a director of the Company. Ms. Kennedy Townsend became a director of the Company on October 1, 2013, and pursuant to the Independent Director Contract between Ms. Kennedy Townsend and the Company, Ms. Kennedy Townsend receives $32,000 in cash per year for serving on our Board, of which $8,000 was paid for her service in 2013. Mr. Magraw became a director of the Company on October 23, 2006. Pursuant to his Independent Director Contract with the Company, Mr. Magraw receives $30,400 in cash per year for serving on our Board .

Except for Messrs. Alessi and Magraw, and Ms. Kennedy Townsend, all of our current directors are also our officers and are compensated for the services that they provide to us in their capacity as officers. Other than Messrs. Alessi and Magraw, and Ms. Kennedy Townsend, our current directors do not receive any additional compensation for the services they provide to us as directors. Directors are reimbursed for out of pocket expenses incurred as a result of their participation on our Board.

Changes in Control

There are currently no arrangements which may result in a change in control of the Company.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us with respect to the beneficial ownership of our Common Stock as of April 8, 2014 for: (i) each person known by us to beneficially own more than 5% of our voting securities, (ii) each executive officer, (iii) each of our directors and nominees, and (iv) all of our executive officers and directors as a group.

Unless otherwise specified, the address of each of the persons set forth below is in care of Lightbridge Corporation, 1600 Tysons Boulevard, Suite 550, McLean, Virginia, 22102 USA.

Name and Address of Beneficial Owner (1)	Title	Amount and Nature of Beneficial Ownership (1) (2)	Percent of Common Stock (3)

Officers and Directors
Seth Grae	President, CEO and Director	1,255,008	7.81%
Thomas Graham, Jr.	Chairman and Corporate Secretary	210,245	1.38%
James Guerra	COO and CFO	186,163	1.30%
Andrey Mushakov	Executive VP – International Nuclear Operations	201,018	1.32%
Dan Magraw	Director	70,368	*
Victor Alessi	Director	36,011	*
Kathleen Kennedy Townsend	Director	22,987	*
Directors and Officers as a Group (seven people)	Director	1,992,739	12.25%
5% Shareholders
Seth Grae	President, CEO and Director	1,255,008	7.81%
Austin Marxe (4) 527 Madison Ave., Suite 2600 New York, NY 10022		2,463,509 (4)	14.06% (4)
David Greenhouse (4) 527 Madison Ave., Suite 2600 New York, NY 10022		2,463,509 (4)	14.06% (4)

* Denotes less than 1% of the outstanding shares of Common Stock.

(1)

The number of shares beneficially owned is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power, and also any shares which the individual has the right to acquire within 60 days of the Record Date, through the exercise or conversion of any stock option, convertible security, warrant or other right (a “Presently Exercisable” security). Including those shares in the table does not, however, constitute an admission that the named shareholder is a direct or indirect beneficial owner of those shares.

(2)

Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of common stock listed as owned by that person or entity.

(3)

A total of 15,057,243 shares of the Company’s common stock were considered to be outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934 as of April 8, 2014. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(4)

Austin Marxe and David Greenhouse share voting and investment control over all securities owned by Special Situations Fund III QP, L.P (QP), Special Situations Cayman Fund, L.P. (Cayman) and Special Situations Private Equity Fund, LP (PE). QP owns 781,832 shares of the Company’s common stock and warrants to purchase 641,234 shares of the Company’s common stock. Cayman owns 261,219 shares of the Company’s common stock and warrants to purchase 214,697 shares of the Company’s common stock. PE owns 394,484 shares of the Company’s common stock and warrants to purchase 170,043 shares of the Company’s common stock. 454,546 of the warrants owned by QP, Cayman and PE have an exercise price of $9.00 per share. 571,428 of the warrants owned by QP, Cayman and PE have an exercise price of $2.30 per share. We obtained this information from a Form 4 filed by Austin Marxe and David Greenhouse on February 20, 2014.

TRANSACTIONS WITH RELATED PERSONS,
PROMOTERS AND CERTAIN CONTROL PERSONS

None of our directors, director nominees, executive officers, 5% shareholders, or immediate family member of such persons has been involved in any transactions with us which are required to be disclosed pursuant to Item 404 of Regulation S-K.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board keep themselves informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

See “Governance and Nominating Committee” above for a discussion of the process for selecting directors. There are currently five directors serving on the Board. At the Meeting, five directors will be elected. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a director. The five nominees for election as directors are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

The Board recommends a vote FOR the election of the nominees listed below.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

		Position with the	Term as Director of
Name	Age	Company	Company
Seth Grae	51	President, CEO and Director	April 2006 – Present
Thomas Graham, Jr.	80	Chairman and Corporate Secretary	April 2006 – Present
Victor E. Alessi	74	Director	August 2006 – Present
Kathleen Kennedy Townsend	62	Director	October 2013 – Present
Daniel B. Magraw	67	Director	October 2006 – Present

Director Qualifications

Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to stockholders. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on the Board that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Board and the Governance and Nominating Committee of the Board consider the qualifications of directors and director candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by stockholders, the Governance and Nominating Committee considers the nominee's judgment, integrity, experience, independence, understanding of the Company's business or other related industries and such other factors the Governance and Nominating Committee determines are pertinent in light of the current needs of the Board. The Governance and Nominating Committee also takes into account the ability of a Director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and the Governance and Nominating Committee require that each Director be a recognized person of high integrity with a proven record of success in his or her field. Each Director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all Directors, the Board assesses intangible qualities including the individual's ability to ask difficult questions and, simultaneously, to work collegially.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Qualifications, Attributes, Skills and Experience to be Represented on the Board as a Whole

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's current needs and business priorities. The Company's services are performed in various countries around the world and significant areas of future growth are located outside of the United States. The Company's business is truly global and multicultural. Therefore, the Board believes that international experience or specific knowledge of key geographic growth areas and diversity of professional experiences should be represented on the Board. The Company's business is multifaceted and involves complex financial transactions in various countries. Therefore, the Board believes that the Board should include some Directors with a high level of financial literacy and some Directors who possess relevant business experience as a Chief Executive Officer or President. Our business involves complex technologies in a highly specialized industry. Therefore, the Board believes that extensive knowledge of the Company's business and the nuclear industry should be represented on the Board. The Company's business also requires compliance with a variety of regulatory requirements across a number of countries and relationships with various governmental entities. Therefore, the Board believes that governmental, political or diplomatic expertise should be represented on the Board.

Summary of Qualifications of 2014 Nominees for Director

Set forth below are the specific qualifications, attributes, skills and experiences of our directors.

Seth Grae
Mr. Grae was named the Chief Executive Officer and President of the Company on March 17, 2006 and, effective April 2, 2006, became a director of the Company. Seth Grae has led the development and implementation of Lightbridge's business efforts to develop and deploy advanced nuclear fuel technologies and to provide comprehensive advisory services based on safety, non-proliferation, and transparency for emerging commercial nuclear power programs.

Mr. Grae is a member of the Civil Nuclear Trade Advisory Committee to the U.S. Secretary of Commerce and he is a member of the Nuclear Energy Institute's Suppliers Advisory Committee. He is also a member of the Dean's Advisory Council at the Washington College of Law at American University. Mr. Grae has served as Vice Chair of the Governing Board of the Bulletin of the Atomic Scientists and as Co-Chair of the American Bar Association's Arms Control and Disarmament Committee. He has also been a member of the Board of Directors of the Lawyers Alliance for World Security. Mr. Grae reviews the work of the Company's principal financial and accounting officers on significant matters related to the Company's financial position and results of operations, and the presentation of its financial statements.

Thomas Graham, Jr.
Ambassador Graham became a director of the Company on April 2, 2006, and chairman of the Board on April 4, 2006. He is one of the world's leading experts in nuclear non-proliferation and was appointed in 2009 as a member of the International Advisory Board for the UAE Nuclear Program. Ambassador Graham served as a senior U.S. diplomat involved in the negotiation of every major international arms control and non-proliferation agreement in which the United States took part during the period from 1970 to 1997. Ambassador Graham also is the Chairman of the Board of CanAlaska Uranium Ltd. of Vancouver, Canada (Toronto: CVV:CN), a uranium exploration company. He is a member of the Kentucky, the District of Columbia and the New York Bar Associations and is a member of the Council on Foreign Relations. He chaired the Committee on Arms Control and Disarmament of the American Bar Association from 1986-1994.

Victor E. Alessi
Dr. Alessi became a director of the Company on August 23, 2006. Dr. Alessi holds a Ph.D. in nuclear physics and is President Emeritus of the United States Industry Coalition, or USIC, an organization dedicated to facilitating the commercialization of technologies of the New Independent States, or NIS, of the former Soviet Union through cooperation with its members. Victor Alessi served as President and CEO of USIC from 1999 to 2006, focusing on commercializing technologies developed in nuclear institutes in the former Soviet Union by companies in the United States thus creating peaceful jobs for former Soviet weapons scientists and preventing the spread of nuclear weapons. Coinciding with his tenure at USIC, Dr. Alessi also served the U.S. Representative on the Governing Board of the International Science and Technology Center in Moscow since its founding in 1992 until 2011. He also served as a board member of the Science and Technology Center in Ukraine. Earlier, Dr. Alessi served as Director of the Office of Arms Control and Non-proliferation at the Department of Energy, or DOE, where he oversaw arms control and non-proliferation activities during the administrations of Presidents Ronald Reagan, George H.W. Bush, and William Clinton. As a senior DOE official, he also played an instrumental role implementing the U.S. unilateral nuclear initiative in 1991 which eliminated over 7000 nuclear weapons.

Kathleen Kennedy Townsend
Ms. Kennedy Townsend became a director of the Company on October 1, 2013, and Ms. Townsend brings a long history of accomplishments in the public and private sectors that demonstrate her high level of financial literacy, her experience as a director, her risk oversight and management expertise, as well as her experience in the political arena. She is a manager at The Rock Creek Group, a Washington, D.C. based investment advisor founded by the former treasurer of the World Bank. She was the State of Maryland's first woman Lieutenant Governor, serving from 1995 to 2003. She had responsibility for a multibillion-dollar budget and oversight of major cabinet departments. Before her 1995 election, Ms. Townsend served as Deputy Assistant Attorney General of the United States. She led the planning to put 100,000 police officers into communities and she ignited the Police Corps, a program to give college scholarships to young people who pledge to work as police officers for four years after graduating. Earlier in her career, Ms. Townsend served as the founder and director of the Maryland Student Service Alliance.

Ms. Townsend is an honors graduate of Harvard University, and earned her law degree from the University of New Mexico. She has received 14 honorary degrees. A member of the bar in Maryland, Connecticut and Massachusetts, she is also a certified broker-dealer and author.

Daniel B. Magraw
Mr. Magraw became a director of the Company on October 23, 2006, and is a leading expert on international environmental law and policy. Mr. Magraw is a Fellow and Professorial Lecturer at the Foreign Policy Institute at Johns Hopkins School of Advanced International Studies, and is President Emeritus of the Center for International Environmental Law, or CIEL. Mr. Magraw served as the President and CEO of CIEL from 2002-2010. From 1992-2001, he was Director of the International Environmental Law Office of the U.S. Environmental Protection Agency. He was a member of the Trade and Environment Policy Advisory Committee to the Office of the U.S. Trade Representative, chairs the American Bar Association Section of International Law’s Task Force on Magna Carta, serves as a consultant to the United Nations, was a member of the U.S. Department of State Study Group on International Business Transactions, was Chair of the 15,000-member Section of International Law and Practice of the American Bar Association and is a member of the International Panel of Arbitrators of the American Arbitration Association. Mr. Magraw is a widely-published author in the field of international environmental law.

General Information

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management,” above.

See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office until the next election of directors, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board or executive officer is related to any other nominee, member of the Board or executive officer.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected Anderson Bradshaw PLLC (“Anderson Bradshaw”) to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014. Child, Van Wagoner & Bradshaw, PLLC (“Child Van Wagoner”) was the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2011, 2010, 2009, 2008, 2007 and 2006. On August 1, 2012, Child Van Wagoner ceased its accounting practice for reporting companies with the U.S. Securities and Exchange Commission (“SEC”). At or about the same time, Anderson Bradshaw was established as a successor firm to Child Van Wagoner to continue performing audits for SEC reporting companies. As Anderson Bradshaw is viewed as a separate legal entity, the Company dismissed Child Van Wagoner as its independent registered public accounting firm and engaged Anderson Bradshaw, as the Company’s independent registered public accounting firm for the Company’s fiscal years ended December 31, 2013 and 2012. The decision to change the Company’s independent registered public accounting firm was approved by the Audit Committee of the Board and subsequently approved by the Board.

We are asking our stockholders to ratify the selection of Anderson Bradshaw as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Anderson Bradshaw to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by Anderson Bradshaw that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. Representatives of Anderson Bradshaw will be available via teleconference during the Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

Independent Registered Public Accounting Firm’s Fees

The following are the fees billed to us by Anderson Bradshaw during fiscal years ended December 31, 2013 and 2012:

	2013	2012

Audit Fees	$45,803	$64,260

Audit Related Fees

Tax Fees

All Other Fees	14,480

Total	$60,283	$64,260

Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q and for any other services that were normally provided by Anderson Bradshaw in connection with our statutory and regulatory filings or engagements.

Audit Related Fees consist of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees.

Tax Fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. Included in such Tax Fees were fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

All Other Fees consist of the aggregate fees billed for products and services provided by Anderson Bradshaw and not otherwise included in Audit Fees, Audit Related Fees or Tax Fees. Included in such Other Fees were fees for services rendered by Anderson Bradshaw in connection with our private and public offerings conducted during such periods.

Our Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining auditor independence and determined that such services are appropriate. Before auditors are engaged to provide us audit or non-audit services, such engagement is (without exception, required to be) approved by the Audit Committee of our Board.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Board pre-approved the audit service performed by Anderson Bradshaw for our consolidated financial statements as of and for the year ended December 31, 2013.

The Board recommends a vote FOR ratification of the selection of Anderson Bradshaw PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, business unit goals, corporate goals, and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote for the approval of the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, they will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. After consideration of the vote of shareholders at the 2011 annual meeting of shareholders and consistent with the Board’s recommendation, the Board’s current policy is to hold an advisory vote on executive compensation on an annual basis, and accordingly, after the Meeting, the next advisory vote on the compensation of our named executive officers is expected to occur at our 2015 annual meeting of shareholders.

The Board recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Corporate Secretary of Lightbridge Corporation at 1600 Tysons Boulevard, Suite 550, McLean, Virginia 22102 USA, no later than the close of business on December 31, 2014. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to Lightbridge Corporation, c/o Corporate Secretary, 1600 Tysons Boulevard, Suite 550, McLean, Virginia 22102 USA. A copy of our Annual Report on Form 10-K is also made available on our website after it is filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors, the ratification of the appointment of the accountants of the Company, and the advisory vote on executive compensation. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

April 25, 2014	By Order of the Board of Directors

/s/ Thomas Graham

Thomas Graham, Jr.

Chairman and Corporate Secretary

APPENDIX A

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is comprised of three non-employee Directors, each of whom has been determined by the Board to be “independent” under the meaning of Rule 10A-3(b)(1) under the Exchange Act. The Board has determined, based upon an interview of Kathleen Kennedy Townsend and a review of Ms. Kennedy Townsend’s responses to a questionnaire designed to elicit information regarding her experience in accounting and financial matters, that Ms. Kennedy Townsend shall be designated as an “Audit Committee financial expert” within the meaning of Item 401(e) of SEC Regulation S-K, as Ms. Kennedy Townsend has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in her financial sophistication. The Audit Committee assists the Board’s oversight of the integrity of the Company’s financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financing reporting practices, recommending the selection of the Company’s registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company’s periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Following the end of the fiscal year ended December 31, 2013, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2013 with Company management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented; and (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant its independence.

Based on the review and discussions referred to above, the Audit Committee had recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC.

Members of the Audit Committee:
Kathleen Kennedy Townsend
Victor E. Alessi
Daniel B. Magraw

LIGHTBRIDGE CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 19, 2014

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of Lightbridge Corporation, a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated April 25, 2014, and hereby constitutes and appoints Seth Grae and Thomas Graham, Jr., or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2014 Annual Meeting of Stockholders to be held on June 19, 2014, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters: The undersigned hereby instructs said proxies or their substitutes:

1.	Elect as Directors the nominees listed below: [_]

Seth Grae
Thomas Graham, Jr.
Victor E. Alessi
Kathleen Kennedy Townsend
Daniel B. Magraw

Withhold authority for the following:

[_]	Seth Grae
[_]	Thomas Graham, Jr.
[_]	Victor E. Alessi
[_]	Kathleen Kennedy Townsend
[_]	Daniel B. Magraw

2.	Approve the ratification of Anderson Bradshaw PLLC as the Company’s independent registered public accountants for fiscal year 2014.

FOR [_]                                      AGAINST [_]                                      ABSTAIN [_]

3.	Advisory non-binding vote for the approval of the Company’s executive compensation.

FOR [_]                                      AGAINST [_]                                      ABSTAIN [_]

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES, FOR THE RATIFICATION OF THE SELECTION OF ANDERSON BRADSHAW PLLC, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS, AND FOR THE APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED APRIL 25, 2014 IS UNABLE TO SERVE OR WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated April 25, 2014 and the 2013 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name _________________________________

Name (if joint)
______________________________________
Date _____________, 2014

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.